Exhibit 99.1
Earnings Release

INVESTORS REAL ESTATE TRUST
ANNOUNCES
FINANCIAL AND OPERATING RESULTS
FOR THE QUARTER ENDED JULY 31, 2009

Minot, ND – September 9, 2009 – Investors Real Estate Trust (tickers: IRET and IRETP; exchange: NASDAQ Global Select Market) reported financial and operating results today for the quarter ended July 31, 2009.

During the first quarter of fiscal year 2010, IRET’s revenues increased from the year-earlier period, due primarily to property acquisitions in fiscal 2009 and to a lesser extent, rental income increases on stabilized properties and lease termination fees.  Funds From Operations (FFO)1 increased from the year-earlier period. On a per share and unit basis, FFO was flat.  Net income declined from the year-earlier period, primarily attributable to an increase in depreciation, interest expense and real estate expenses in the three months ended July 31, 2009 compared to the three months ended July 31, 2008.  For the three month period ended July 31, 2009, as compared to the same period of the prior fiscal year:

•	Revenues increased to $60.8 million from $58.8 million.

•
FFO increased to $16.5 million on approximately 83,223,000 weighted average shares and units outstanding, from $16.1 million on approximately 79,214,000 weighted average shares and units outstanding ($.20 per share and unit for both periods).

•	Net Income Available to Common Shareholders, as computed under generally accepted accounting principles, was approximately $1.4 million, compared to $1.8 million.

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1
The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles), excluding gains/losses from sales of property plus real estate depreciation and amortization.  FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results. See table below for a reconciliation of Net Income to FFO.

i

Operating Results

Net Operating Income (NOI)2 from stabilized properties3 increased approximately 2.6%, or $899,000, during the three months ended July 31, 2009, compared to the same period one year ago, and NOI from all properties increased 3.9%, or $1.4 million.  NOI from stabilized properties increased in all of our segments except multi-family residential and commercial industrial, which decreased 1.8% and 0.9%, respectively. NOI from all properties increased in all of our segments except multi-family residential, which decreased 0.3%.

Economic occupancy4 levels on a stabilized property basis and all property basis decreased in all of our five reportable segments during the three months ended July 31, 2009, compared to the three months ended July 31, 2008.  Economic occupancy rates on a stabilized property and all-property basis for the three months ended July 31, 2009, as compared to the three months ended July 31, 2008, were as follows:

Economic Occupancy Levels on a Stabilized Property and All Property Basis:

Segments	Stabilized Properties(a)		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	91.1%	92.5%	91.1%	92.3%
Commercial Office	88.5%	89.1%	87.9%	89.1%
Commercial Medical	94.1%	96.5%	93.4%	96.5%
Commercial Industrial	89.8%	96.8%	90.1%	96.8%
Commercial Retail	85.5%	86.6%	85.5%	86.6%
a.	For 1st Quarter Fiscal 2010 and 1st Quarter Fiscal 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three months ended July 31, 2009, 91.2%.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.
Total square footage, 82,986. Occupancy % for the three months ended July 31, 2009, 20.2%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three months ended July 31, 2009, 71.8%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three months ended July 31, 2009, 100%.

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2
We measure the performance of our segments based on NOI, which we define as total revenues less property operating expenses and real estate taxes.  We believe that NOI is an important supplemental measure of operating performance for a real estate investment trust’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance. See tables below for a reconciliation of NOI to the condensed consolidated financial statements.

3
Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.

4
Economic occupancy represents actual rental revenues recognized for the period indicated as a percentage of scheduled rental revenues for the period.  Percentage rents, tenant concessions, straightline adjustments and expense reimbursements are not considered in computing either actual revenues or scheduled rent revenues.

Acquisitions and Development Projects Placed in Service

During the first quarter of fiscal year 2010, IRET had no acquisitions, development projects placed in service, or dispositions.

Shareholder Equity, Distributions and Capital Structure

In April 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest, no par value, having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent.  IRET has no obligation to sell any common shares under the program, and Baird is not required to sell any specific number or dollar amount of common shares, but has agreed to use its commercially reasonable efforts to sell the common shares as directed by IRET.  During the first quarter of fiscal year 2010, IRET sold 116,869 common shares under this program, for total proceeds (before offering expenses but after underwriting discounts and commissions) of $1.1 million.

During the first quarter of fiscal year 2010, IRET completed a public offering of 3,000,000 common shares of beneficial interest at $8.70 per share (before underwriting discounts and commissions).  Proceeds to the Company were $24,795,000 after deducting underwriting discounts and commissions but before deducting offering expenses.

On July 1, 2009, IRET paid a quarterly distribution of $0.1705 per share and unit on its common shares and limited partnership units of IRET Properties.  This was IRET’s 153rd consecutive distribution at equal or increasing rates.  IRET also paid, on June 30, 2009, a quarterly distribution of $0.5156 per share on its Series A preferred shares.

As of July 31, 2009, IRET had a total capitalization of $1.9 billion.  Total capitalization is defined as the market value (closing price at end of period) of the Company’s outstanding common shares and the imputed market value of the outstanding limited partnership units of IRET Properties (which are convertible, at the expiration of a specified holding period, into cash or, at the Company’s sole discretion, into common shares of the Company on a one-to-one basis), plus the book value of the Company’s preferred shares and the outstanding principal balance of the consolidated debt of the Company.

Conference Call Information

The Conference Call for 1st Quarter Earnings is scheduled for Friday, September 11, 2009 at 9:00 A.M. Central Daylight Time.  The call will be limited to one hour, including questions and answers.  Conference call access information is as follows:

USA Toll Free Number: 1-800-860-2442

International Toll Free Number: 1-412-858-4600

A webcast and transcript of the call will be archived on the “Investors Presentations & Events” page of IRET’s website, http://www.iret.com, for one year.  Questions regarding the conference call should be directed to IRET Investor Relations at msaari@iret.com.

About IRET

IRET is a self-administered, equity real estate investment trust investing in income-producing properties located primarily in the upper Midwest.  IRET owns a diversified portfolio of properties consisting of 77 multi-family residential properties with 9,645 apartment units; and 67 office properties, 49 medical properties (including senior housing), 18 industrial properties and 33 retail properties with a total of approximately 11.7 million square feet of leasable space.  IRET’s distributions have increased every year for 39 consecutive years.  IRET common and preferred shares are publicly traded on the NASDAQ Global Select Market (symbols:  IRET and IRETP).  IRET’s press releases and supplemental information are available on the Company website at www.iret.com or by contacting Investor Relations at 701-837-4738.

Certain statements in this earnings release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	(in thousands, except share data)
	July 31, 2009	April 30, 2009
ASSETS
Real estate investments
Property owned	$1,737,466	$1,729,585
Less accumulated depreciation	(274,497)	(262,871)
	1,462,969	1,466,714
Unimproved land	5,713	5,701
Mortgage loans receivable, net of allowance of $3 and $3, respectively	160	160
Total real estate investments	1,468,842	1,472,575
Other assets
Cash and cash equivalents	43,935	33,244
Marketable securities – available-for-sale	420	420
Receivable arising from straight-lining of rents, net of allowance of $853 and $842, respectively	16,201	16,012
Accounts receivable, net of allowance of $220 and $286, respectively	4,148	2,738
Real estate deposits	460	88
Prepaid and other assets	2,900	1,051
Intangible assets, net of accumulated amortization of $47,240 and $44,887, respectively	49,820	52,173
Tax, insurance, and other escrow	7,984	7,261
Property and equipment, net of accumulated depreciation of $1,034 and $957, respectively	1,293	1,015
Goodwill	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization of $11,916 and $11,010, respectively	16,958	17,122
TOTAL ASSETS	$1,614,353	$1,605,091

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$32,508	$32,773
Revolving lines of credit	13,000	5,500
Mortgages payable	1,055,705	1,070,158
Other	1,455	1,516
TOTAL LIABILITIES	1,102,668	1,109,947

COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,908	1,737
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at July 31, 2009 and April 30, 2009, aggregate liquidation preference of $28,750,000)	27,317	27,317
Common Shares of Beneficial Interest (Unlimited authorization, no par value, 63,787,568 shares issued and outstanding at July 31, 2009, and 60,304,154 shares issued and outstanding at April 30, 2009)	490,441	461,648
Accumulated distributions in excess of net income	(165,349)	(155,956)
Total Investors Real Estate Trust shareholders’ equity	352,409	333,009
Noncontrolling interests – consolidated real estate entities	12,248	12,199
Noncontrolling interests – Operating Partnership (20,836,972 units at July 31, 2009 and 20,838,197 units at April 30, 2009)	145,120	148,199
Total equity	509,777	493,407
TOTAL LIABILITIES AND EQUITY	$1,614,353	$1,605,091

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
for the three months ended July 31, 2009 and 2008

	Three Months Ended July 31
	(in thousands, except per share data)
	2009	2008
REVENUE
Real estate rentals	$49,030	$47,657
Tenant reimbursement	11,791	11,189
TOTAL REVENUE	60,821	58,846
EXPENSES
Interest	17,401	16,888
Depreciation/amortization related to real estate investments	14,068	13,318
Utilities	4,167	4,434
Maintenance	7,207	6,999
Real estate taxes	7,971	7,370
Insurance	973	750
Property management expenses	4,098	4,251
Administrative expenses	1,356	1,231
Advisory and trustee services	131	100
Other expenses	434	362
Amortization related to non-real estate investments	575	449
TOTAL EXPENSES	58,381	56,152
Interest income	66	223
Other income	63	25
NET INCOME	2,569	2,942
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(73)	63
Net income attributable to noncontrolling interests – Operating Partnership	(479)	(647)
Net income attributable to Investors Real Estate Trust	2,017	2,358
Dividends to preferred shareholders	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,424	$1,765
NET INCOME PER COMMON SHARE – BASIC AND DILUTED	$.02	$.03

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INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
INVESTORS REAL ESTATE TRUST TO FUNDS FROM OPERATIONS
for the three months ended July 31, 2009 and 2008

	(in thousands, except per share amounts)
Three Months Ended July 31,	2009			2008
	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)

Net income attributable to Investors Real Estate Trust	$2,017			$2,358
Less dividends to preferred shareholders	(593)			(593)
Net income available to common shareholders	1,424	62,386	$0.02	1,765	57,916	$.03
Adjustments:
Noncontrolling interest – Operating Partnership	479	20,837		647	21,298
Depreciation and amortization(1)	14,599			13,641
Funds from operations applicable to common shares and Units	$16,502	83,223	$0.20	$16,053	79,214	$.20

(1)
Real estate depreciation and amortization consists of the sum of depreciation/amortization related to real estate investments and amortization related to non-real estate investments from the Condensed Consolidated Statements of Operations, totaling $14,643 and $13,767, less corporate-related depreciation and amortization on office equipment and other assets of $44 and $126, for the three months ended July 31, 2009 and 2008, respectively.

(2)	UPREIT Units of the Operating Partnership are exchangeable for common shares of beneficial interest on a one-for-one basis.

(3)	Net income is calculated on a per share basis. FFO is calculated on a per share and unit basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
RECONCILATION OF NET OPERATING INCOME TO THE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the three months ended July 31, 2009 and 2008

	(in thousands)
Three Months Ended July 31, 2009	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$19,083	$21,166	$13,718	$3,395	$3,459	$60,821
Real estate expenses	9,234	9,447	3,693	951	1,091	24,416
Net operating income	$9,849	$11,719	$10,025	$2,444	$2,368	36,405
Interest						(17,401)
Depreciation/amortization						(14,643)
Administrative, advisory and trustee fees						(1,487)
Other expenses						(434)
Other income						129
Net income						$2,569

	(in thousands)
Three Months Ended July 31, 2008	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$18,601	$20,806	$12,866	$3,096	$3,477	$58,846
Real estate expenses	8,724	9,444	3,762	734	1,140	23,804
Net operating income	$9,877	$11,362	$9,104	$2,362	$2,337	35,042
Interest						(16,888)
Depreciation/amortization						(13,767)
Administrative, advisory and trustee fees						(1,331)
Other expenses						(362)
Other income						248
Net income						$2,942